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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



Date of Report (Date of earliest event reported):  May 14, 1997



                      THORNBURG MORTGAGE ASSET CORPORATION
             (Exact name of registrant as specified in its charter)


     MARYLAND                     011-11914                 85-0404134
  (State or other                (Commission             (I.R.S. Employer
   jurisdiction                  File Number)            Identification No.)
 of incorporation)



                        119 EAST MARCY STREET, SUITE 201
                           SANTA FE, NEW MEXICO                 87501
               (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:   (505) 989-1900


        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 5    OTHER EVENTS.

        On May 14, 1997, in connection with the Company's registration statement, No. 333-16799 the "Registration Statement") that was declared effective by the Securities and Exchange Commission (the "SEC") on December 13, 1996, the Company entered into an underwriting agreement (the "Underwriting Agreement") with Sutro & Co. Incorporated acting as representative (the "Underwriter"). The Underwriting Agreement provides for the purchase by the Underwriter from the Company, subject to the terms and conditions set forth therein, of an aggregate of 800,000 shares of Common Stock. The Company has also agreed to grant to the Underwriters an option to purchase an additional 120,000 shares of Common Stock on the terms and for the purposes set forth therein.

        A form of the Underwriting Agreement has been filed as an exhibit to this report and is incorporated by reference herein. This report, including the Underwriting Agreement filed as an exhibit hereto, is incorporated by reference into the Registration Statement.

ITEM 7(c) EXHIBITS.

        The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit           Name of Exhibit
-------           ---------------
     1.4          Underwriting Agreement
    23.4          Consent of McGladrey &  Pullen, L.L.P.



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THORNBURG MORTGAGE ASSET CORPORATION


Date:  May 15, 1997                    By:/s/ Richard Story
                                          -------------------------------------
                                          Richard P. Story
                                          Chief Financial Officer and Treasurer
                                          (Principal Accounting Officer)




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                                  EXHIBIT INDEX


EXHIBIT       NAME OF
NUMBER        EXHIBIT
------        -------
   1.4        Underwriting Agreement
  23.4        Consent of McGladrey &  Pullen, L.L.P.